UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report (earliest event reported): May 30, 2003

Windrose Medical Properties Trust.

(Exact name of registrant as specified in its charter)

Maryland	001-31375	35-216691
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

3502 Woodview Trace, Suite 200
Indianapolis, Indiana	46268
(Address of principal executive offices)	(Zip Code)

(317) 860-8180
(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Pro Forma Condensed Consolidated Balance Sheet
Pro Forma Condensed Statement of Operations
Pro Forma Condensed Consolidated Statement of Operations
Notes to Pro Forma Condensed Consolidated Financial Statements
Report of Independent Auditors
Statement of Revenues Over Certain Operating Expenses
Notes to Statement of Revenues Over Certain Operating Expenses
SIGNATURES

Windrose Medical Properties Trust (which is referred to below as the “Company” or as “we,” “us” or “our”) hereby amends Item 7 of its Current Report on Form 8-K dated May 16, 2003 and filed May 30, 2003 for the purpose of filing certain financial statements. In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

As of May 16, 2003, we acquired 9 medical properties, including 2 properties with multiple-buildings (a total of 12 buildings) from Medical Properties of America (which is referred to below as MPA). These medical buildings include ten (10) multi-tenant office buildings and two (2) single tenant office facilities. The properties are located in the states of Texas (7 buildings), Georgia (2), Florida (2) and Tennessee (1). The two single tenant office facilities are The Urology Center in Ocala, Florida, and an office building in the Gateway Group of El Paso, Texas.

The combined gross purchase price for these medical properties was $67.6 million. Of this amount, approximately $38 million is assumed debt from multiple lenders. The Company paid the $30 million balance of the purchase price with a combination of available cash and borrowings under the $25 million secured credit facility.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

The following financial statements and pro forma financial information accompany this report:

(a)  Pro Forma Financial Information – Windrose Medical Properties Trust

Pro Forma Condensed Consolidated Balance Sheet – March 31, 2003 (unaudited)

Pro Forma Condensed Consolidated Statement of Income for the three months ended March 31, 2003 (unaudited)

Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2002 (unaudited)

(b) Financial Statements of Properties Acquired

Report of Independent Auditors.

Statement of Revenues over Certain Operating Expenses-For the Year Ended December 31, 2002

Notes to Statement of Revenues over Certain Operating Expenses

Windrose Medical Properties Trust and Subsidiaries
Pro Forma Condensed Consolidated Financial Statements (unaudited)
For the three months ended March 31, 2003 and year ended December 31, 2002

     The following unaudited pro forma financial statements of Windrose Medical Properties Trust and Subsidiaries (the “Company”) gives effect to the purchase of nine (9) properties containing twelve (12) buildings from Medical Properties of America (“MPA” or “the MPA Properties”) on May 16, 2003 and the purchase of our “Initial Properties” on August 15, 2002, the date of our initial public offering as previously disclosed in our registration statement. The pro forma consolidated financial statements have been prepared based in part upon the historical financial statements of the Company, the historical statements of revenues over certain operating expenses of MPA, the pro forma adjustments for the initial properties and the acquisition of the MPA Properties.

     The accompanying unaudited pro forma condensed consolidated balance sheet as of March 31, 2003 has been prepared as if the properties acquired subsequent to March 31, 2003 had been acquired as of the balance sheet date.

     The accompanying unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2002 and the three months ended March 31, 2003 have been prepared as if the acquisition of the MPA Properties and the Initial Properties had occurred as of January 1, 2002.

     The following unaudited pro forma condensed consolidated financial statements of the Company are not necessarily indicative of what actual results of operations of the Company would have been assuming such transactions had been completed on the date indicated, nor does it purport to represent the results of operations for future periods.

WINDROSE MEDICAL PROPERTIES TRUST AND SUBSIDIARIES

Pro Forma Condensed Consolidated Balance Sheet
March 31, 2003
(Unaudited)
(In Thousands, except per share amounts)

		MPA
	Historical	Properties		Pro Forma

ASSETS
Real Estate Investments:
Land	$8,456	$6,778	(A)	$15,234
Buildings	52,630	59,834	(A)	112,465
Lease Intangibles	2,960	5,808	(A)	8,768

Accumulated Depreciation & Amortization	$64,046	72,421		$136,467
	(900)	—		(900)

Net Real Estate Investments	63,146	72,421		135,567
Cash and Cash Equivalents	5,768	(4,866	)(B)	902
Receivables on Construction and Consulting Contracts	911	—		911
Straight-line Rent Receivable	502	—		502
Revenue Earned in Excess of Billings	65	—		65
Deferred Financing Fee, net of accumulated amortization of $55,566	437	—		437
Other Assets	2,332	—		2,332

Total Assets	$73,161	$67,555		140,716

LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES	9,619	42,555	(B)	52,174
Secured Debt	—	25,000	(B)	25,000
Lines of Credit
Billings in Excess of Revenues Earned	392	—		392
Accounts Payable and Accrued Expenses	738	—		738
Consulting and Construction Payables	215	—		215
Prepaid Rents	187	—		187
Accumulated Loss on Interest Rate Swap	698	—		698

Total Liabilities	11,849	67,555		79,403
Minority Interest	3,791	—		3,791
SHAREHOLDERS’ EQUITY
Common Stock ($.01 par value); l00,000 Shares Authorized. 5,692 Issued and Outstanding at March 31, 2003	57	—		57
Additional Paid In Capital	58,017	—		58,017
Distributions in Excess of Net Income	(522)	—		(522)

Total Shareholders’ Equity	57,522	—		57,522

Total Liabilities and Equity	$73,161	$67,555		$140,716

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements

WINDROSE MEDICAL PROPERTIES TRUST AND SUBSIDIARIES

Pro Forma Condensed Statement of Operations
For the Three Months Ended March 31, 2003
(Unaudited)

		MPA	Pro Forma
	Historical	Properties (D)	Adjustments		Pro Forma

RENTAL OPERATIONS:
Revenues:
Rental income	$1,911	$2,253	$(25	)(J)	$4,139

Operating expenses:
Rental expenses	216	711	—		927
Interest expense	184	—	825	(E)	1,009
Depreciating and amortization	419	—	633	(F)	1,052

Total operating expenses	819	711	1,488		2,987

Income from rental operations	1,092	1,543	(1,483)		1,152

SERVICE OPERATIONS
Revenues:
Development and project management fees	2,064	—	—		2,064
Cost of sales and project costs	1,879	—	—		1,879

Total income from service operations	185	—	—		185

General and administrative expenses	1,115	—	—		1,115

Operating income (loss)	162	1,543	(1,483)		222

OTHER INCOME (EXPENSE)
Interest income (expense)	(62)	—	—		(62)
Loss on interest rate swap	(18)	—	—		(18)
Other expense	(37)	—	—		(37)

Net income (loss) before taxes and minority interest	46	1,543	(1,483)		106

Income tax (expense) benefit	109	—	—		109

Net income (loss) before minority interest	155	1,543	(1,483)		215

Minority interest in income of common unit holders and other subsidiaries	(10)	—	(4	)(G)	(14)

Net income (loss) available for common shareholders	$145	$1,543	$(1,482)		$201

Net income (loss) per common share:
Basic and diluted	$0.03				$0.04
Weighted average number of common shares outstanding	5,692				5,692
Weighted average number of common and dilutive potential common shares	6,054				6,054

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements

WINDROSE MEDICAL PROPERTIES TRUST AND SUBSIDIARIES

Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2002
(Unaudited)
(in thousands except per share data)

				Pro Forma
		Pro Forma		Adjustments
		Adjustments	MPA	MPA
	Historical	Initial Properties (C)	Properties (D)	Properties		Pro Forma

RENTAL OPERATIONS:
Revenues:
Rental income	$2,274	$3,357	$9,448	$(99	)(J)	$14,980

Operating expenses
Rental expenses	163	297	2,955	—		3,415
Interest expense	124	362	—	3,301	(E)	3,787
Depreciation and amortization	481	735	—	2,531	(F)	3,747

Total operating expenses	769	1,394	2,955	5,832		10,950

Income from rental operations	1,505	1,963	6,493	(5,931)		4,031

SERVICE OPERATIONS
Revenues:
Development and project management fees	11,704	—	—	—		11,704
Cost of sales and project costs	11,077	—	—	—		11,077

Total income from service operations	627	—	—	—		627

General and administrative expenses	3,116	—	—	—		3,116

Total general and administrative expenses	3,116	—	—	—		3,116
Operating income (loss)	(983)	1,963	7,045	(5,931)		1,542
OTHER INCOME (EXPENSE)
Interest income (expense)	(49)	—	—	—		(49)
Loss on interest rate swap	(232)	—	—	—		(232)
Other expense	(80)	—	—	—		(80)

Net income (loss) before taxes and minority interest	(1,344)	1,963	7,045	(5,931)		1,181

Income tax (expense) benefit	381	—	—	—		381

Net income (loss) before minority interest	(963)	1,963	7,045	(5,931)		1,562

Minority interest in income of common unit holders and other subsidiaries	(9)	—	—	(151	)(H)	(160)

Net income (loss) available for common shareholders	$(972)	$1,963	$6,493	$(6,082)		$1,402

Net income per common share:
Basic and diluted(I)						$0.25
Weighted average number of common shares outstanding	5,692					5,692
Weighted average number of common and dilutive potential common shares	6,054					6,054

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements

Notes to Pro Forma Condensed Consolidated Financial Statements

For the three months ended March 31, 2003 and the year ended December 31, 2002

(Unaudited)

(A)	Represents the cost of the property acquisitions.

(B)	Reflects the use of cash on hand, line of credit of borrowings and assumption of $38.3 million face value of debt ($42.6 million on a fair value basis) from the seller to fund the acquisition of the properties.

(C)	Represents the historical property operations from January 1, 2002 to August 15, 2002 for the “Initial Properties” acquired from the proceeds of our Initial Public Offering on August 15, 2002.

(D)	Represents the historical revenues over certain operating expenses on properties acquired from MPA on May 16, 2003, reported in this Form 8-K/A for the year ended December 31, 2002 or for the period January 1, 2003 to March 31, 2003.

(E)	Interest expense has been adjusted to reflect additional interest expense related to the assumption of debt of $38 million (face value) and borrowing on the line of credit of $25 million related to the acquisitions. A fair value adjustment of $4,264,288 was recorded as the (interest rate on the) debt assumed was above current market rates at the date of acquisitions. The various pieces of debt assumed bear interest at fixed rates ranging from 2.83% to 8.88%. The line of credit bears interest at LIBOR plus 1.75% to 2% (3.05% at May 16, 2003) depending on the Company’s leverage ratio.

(F)	Reflects pro forma depreciation and amortization resulting from the acquisition of the MPA Properties based on the depreciable basis of the Company’s acquisition cost, assuming asset lives of 40 years for the buildings and the life of the lease for the intangibles which range from 1 month to 131 months.

(G)	Reflects the additional minority interest expense resulting from the increased operating income from the MPA Properties based on the minority ownership of 5.98%.

(H)	Reflects the additional minority interest expense resulting from the increased operating income from the “Initial Properties” and the MPA Properties based on the minority ownership of 5.98%.

Notes to Pro Forma Condensed Consolidated Financial Statements (continued)

(I)	Net income per common share is not applicable on a historical basis for the year ended December 31, 2002 as the Company’s initial public offering was not effective until August 15, 2002. Net income per common share on a basic and diluted basis for the period August 16, 2002 through December 31, 2002 was $.01 as reported in the Company’s annual report on From 10-K for the year ended December 31, 2002.

(J)	Adjustment to rental income to reflect the amortization of certain lease intangibles.

Report of Independent Auditors

Shareholders and Board of Directors
Windrose Medical Properties Trust

We have audited the accompanying statement of revenues over certain operating expenses of the properties acquired (the “MPA Properties”) by Windrose Medical Properties L.P. with Windrose Medical Properties Trust from Medical Properties of America LLC for the year ended December 31, 2002. This statement is the responsibility of Windrose Medical Properties Trust management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of MPA Properties revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses of MPA Properties (as described in Note 2) for the year ended December 31, 2002 in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

May 23, 2003
Nashville, Tennessee

MPA Properties

Statement of Revenues Over Certain Operating Expenses

For the year ended December 31, 2002

Revenues:
Base rent	$8,006,995
Tenant reimbursements	1,441,010

Total revenues	9,448,005
Property operating expenses	2,403,260
General and administrative expenses	551,530

Revenues over certain operating expenses	$6,493,215

See accompanying notes.

Notes to Statement of Revenues Over Certain Operating Expenses

For the year ended December 31, 2002

1. Description of Real Estate Property Acquired

On May 16, 2003, Windrose Medical Properties, L.P., a Virginia limited partnership (“Windrose”) with Windrose Medical Properties Trust, a Maryland REIT, as its sole general partner, acquired certain properties (the “MPA Properties”) from Medical Properties of America LLC (“MPA”). The purchase included all MPA properties except for HealthSouth Diagnostic Center of Norfolk. The purchase price for the properties was approximately $68 million, consisting of approximately $30 million in cash and the assumption of approximately $38 million of MPA’s debt. As part of the closing transaction on May 16, 2003, MPA agreed to temporarily retain approximately $3.0 million of the debt that had been collateralized by MPA’s Nashville headquarters building. Windrose expects to close the remaining portion of the transaction related to the retained debt in the future.

2. Basis of Accounting

MPA Properties is not a legal entity, but rather certain real estate properties acquired by Windrose on May 16, 2003. The accompanying statement of revenues over certain operating expenses of MPA Properties is presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain historical expenses that are not comparable to the proposed future operations of the properties such as certain ancillary income, amortization, depreciation, interest, management fees and corporate expenses. Therefore, this statement is not comparable to the statement of operations of MPA Properties after its acquisition by Windrose.

3. Significant Accounting Policies

Rental Revenues

Rental income related to noncancelable operating leases is recognized as earned over the life of the lease agreements. Certain leases contain specified lease rate increases over the term of the lease. Rental income under those leases are recognized on a straight-line basis.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

MPA Properties

Notes to Statement of Revenues Over Certain Operating Expenses (Continued)

For the year ended December 31, 2002

4. Description of Leasing Arrangements

The properties are generally leased pursuant to noncancelable, fixed-term operating leases with expiration dates through 2011.

Some leases and financial arrangements provide for fixed rent renewal terms of five years, or multiples thereof, in addition to market rent renewal terms. Some leases generally require the lessee to pay minimum rent, additional rent based upon increases in the Consumer Price Index or other agreed upon increases (as defined in the lease agreements), and all taxes (including property tax), insurance, maintenance and other operating costs associated with the leased property.

MPA Properties includes a lease for office space to an entity owned by the former Chief Executive Officer of Medical Properties of America LLC. The lease is based on commercially reasonable terms and the terms are consistent with the terms of non-related parties. The lease terms were not modified as a result of the acquisition by Windrose. Total lease revenue related to this tenant was approximately $92,000 for the year ended December 31, 2002.

5. Future Minimum Rental Commitments

Future minimum lease receipts for the years ended December 31 are as follows:

2003	$7,741,770
2004	6,606,741
2005	4,438,862
2006	3,258,136
2007	2,497,017
Thereafter	7,917,606

$32,460,132

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINDROSE MEDICAL PROPERTIES TRUST

Dated: July 30, 2003

/s/ Fred S. Klipsch Fred S. Klipsch Chairman and Chief Executive Officer

/s/ Doug Hanson Doug Hanson Chief Financial Officer